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                                                                  EXHIBIT 23(a)


                         Independent Auditors' Consent

We hereby consent to the incorporation by reference of our report dated September 25, 1998 included in this Form 10-KSB, into Sel-Drum
International, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-57885).

                                          /s/ Mengel, Metzger, Barr & Co. LLP


Rochester, New York
October 29, 1998